SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2003


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


   Missouri                          1-10596                         43-1554045
  (State or Other                   (Commission                (I.R.S. Employer
   Jurisdiction of Incorporation)    File Number)            Identification No.)



   8888 Ladue Road, Suite 200, St. Louis, Missouri                   63124-2056
  (Address of Principal Executive Offices)                            (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description of Exhibit

     99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended December 31, 2002

     99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended December 31, 2002

ITEM 9.  REGULATION FD DISCLOSURE

     Attached as Exhibits 99.1 and 99.2 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ESCO TECHNOLOGIES INC.


Dated:  February 13, 2003                         By:   /s/ G.E. Muenster
                                                        G.E. Muenster
                                                        Vice President and
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit

     99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended December 31, 2002

     99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended December 31, 2002

                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the quarterly report of ESCO Technologies Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, V.L. Richey, Jr., Chief Executive Officer of the Company, certify, to the best of my
knowledge,  pursuant to 18 U.S.C.   1350,  as adopted  pursuant to  906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                       /s/ V.L. Richey, Jr.
                                                       V.L. Richey, Jr.
                                                       Chief Executive Officer
                                                       ESCO Technologies Inc.
                                                       February 13, 2003

                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the quarterly report of ESCO Technologies Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G.E. Muenster, Chief Financial Officer of the Company, certify, to the best of my
knowledge,  pursuant to 18 U.S.C.   1350,  as adopted  pursuant to  906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                      /s/ G.E. Muenster
                                                      G.E. Muenster
                                                      Chief Financial Officer
                                                      ESCO Technologies Inc.
                                                      February 13, 2003